Tradr 2X Long LITE Daily ETF

SCHEDULE OF INVESTMENTS

As of April 30, 2026 (Unaudited)

Value
Other Assets in Excess of Liabilities — 100.0%	$472,750,796
TOTAL NET ASSETS — 100.0%	$472,750,796

SWAP CONTRACTS

EQUITY SWAP CONTRACTS

		Pay/Receive					Premium	Unrealized
		Equity on		Pay/Receive	Termination	Notional	Paid	Appreciation
Counterparty	Description	Reference Entity	Financing Rate	Frequency	Date	Amount	(Received)	(Depreciation)
Cantor Fitzgerald	Lumentum Holdings, Inc.	Receive	6.64% (OBFR01* + 300bps)	At Maturity	5/21/2027	$5,301,192	$-	$(936)
Clearstreet	Lumentum Holdings, Inc.	Receive	8.89% (OBFR01*+ 525bps)	At Maturity	3/3/2027	355,859,332	-	159,281,671
Marex	Lumentum Holdings, Inc.	Receive	7.64% (OBFR01* + 400bps)	At Maturity	3/6/2027	246,186,618	-	97,161,920
TD Cowen	Lumentum Holdings, Inc.	Receive	8.14% (OBFR01* + 450bps)	At Maturity	6/2/2027	5,788,758	-	28,765,446
TOTAL EQUITY SWAP CONTRACTS								$285,208,101

*	OBFR01 - Overnight Bank Funding Rate, 3.64% as of April 30, 2026.